UNITED STATES

 SECURITIES AND EXCHANGE COMMISSION

 Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of
the Securities Exchange Act of 1934

May 16, 2023

Date of Report (Date of earliest event reported)

CODORUS VALLEY BANCORP, INC.

(Exact name of registrant as specified in its charter)

Pennsylvania	001-15536	23-2428543
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Ident. No.)

105 Leader Heights Road, York, Pennsylvania	17403
(Address of principal executive offices)	(Zip Code)

(717) 747-1519

Registrant’s telephone number, including area code

Not Applicable

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b)under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $2.50 par value	CVLY	NASDAQ Global Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR §230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR §240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 5.07.	Submission of Matters to a Vote of Security Holders

On May 16, 2023, Codorus Valley Bancorp, Inc. (the "Corporation") held its 2023 Annual Meeting of Shareholders ("Annual Meeting"). Notice of the Annual Meeting was mailed on or about March 31, 2023, to shareholders of record as of February 22, 2023 (the "Record Date"), together with the Corporation's Proxy Statement, 2022 Annual Review and Annual Report on Form 10-K for the year ended December 31, 2022. As of the Record Date, there were a total of 9,587,589 shares of the Corporation's common stock outstanding and entitled to vote at the Annual Meeting, of which 7,983,582 shares were represented at the Annual Meeting, in person or by proxy. Set forth below are the voting results for the three proposals that were voted on at the Annual Meeting, as certified by the Judge of Elections.

Proposal 1 – Election of four (4) Class C directors, each to serve for a term of three years

The four director nominees were each elected to serve as directors of the Corporation for a three year term and until their successor is duly elected and qualified. The number of votes cast for or withheld, as well as the number of broker non-votes, for each of the nominees for election to the Board of Directors, was as follows:

Director	Votes For	Votes Withheld	Broker Non-Votes
Sarah M. Brown	6,000,024	341,966	1,641,592
Keith M. Cenekofsky	6,159,084	182,906	1,641,592
Scott V. Fainor	6,287,768	54,222	1,641,592
John W. Giambalvo	6,018,071	323,919	1,641,592

Proposal 2 – Approve an advisory, non-binding resolution regarding executive compensation

The proposal to approve the compensation of the Corporation's named executive officers was approved by the required affirmative vote of a majority of the shares of common stock present at the meeting, in person or by proxy. The number of votes cast for and against, as well as the number of abstentions and broker non-votes on this proposal, was as follows:

Votes For	Votes Against	Abstentions	Broker Non-Votes
6,015,030	297,534	29,426	1,641,592

Proposal 3 – Ratify the appointment of Crowe LLP as Codorus Valley Bancorp, Inc.'s independent registered public accounting firm for the fiscal year ending December 31, 2023

The proposal to ratify the appointment of Crowe LLP as the Corporation's independent registered public accounting firm for the year ending December 31, 2023, was approved by the affirmative vote of a majority of the shares present at the meeting, in person or by proxy. The number of votes cast for and against, as well as the number of abstentions on this proposal, was as follows:

Votes For	Votes Against	Abstentions	Broker Non-Votes
7,959,471	13,778	10,333	0

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

CODORUS VALLEY BANCORP, INC.

Date:	May 18, 2023	By:	/s/ Daniel R. Stolzer
Daniel R. Stolzer
Executive Vice President, General Counsel and Corporate Secretary

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